Exhibit 99.2

              CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                     AS ADOPTED PURSUANT TO SECTION 906
                      OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Merchants
Bancshares, Inc. (the "Company") for the period ending September 30, 2002, as filed with the Securities and Exchange Commission on the date hereof
(the "Report"), I, Janet Spitler, Chief Financial Officer and Treasurer of the Company, certify, pursuant to 18 U.S.C. [SECTION]1350, as adopted pursuant to [SECTION]906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge: (1) the Report fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Company.


                                       Merchants Bancshares, Inc.

                                       By: /s/ Janet P. Spitler
                                           --------------------
                                           Janet P. Spitler
                                           Treasurer
                                           (Chief Financial Officer)

                                       November 14, 2002
                                       -----------------
                                       Date